TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated August 7, 2009 to the Prospectuses dated May 1, 2009
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Transamerica Partners Large Core
Transamerica Partners Institutional Large Core
Effective on or about September 16, 2009, Transamerica Asset Management, Inc. (“TAM”) will terminate its Investment Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to the Transamerica Partners Large Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Core and Transamerica Partners Institutional Large Core are invested. Aronson+Johnson+Ortiz, LP will continue to serve as sub-adviser to the Transamerica Partners Large Core Portfolio.
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Transamerica Partners Large Growth
Transamerica Partners Institutional Large Growth
Effective on or about September 16, 2009, TAM will terminate its Investment Sub-Advisory Agreement with Marsico Capital Management, LLC with respect to the Transamerica Partners Large Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth are invested, and will enter into a new Investment Sub-Advisory Agreement with Jennison Associates LLC (“Jennison”). OFI Institutional Asset Management, Inc. and Wellington Management Company, LLP will continue to serve as sub-advisers to the Transamerica Partners Large Growth Portfolio.
The following supplements the information in the prospectuses under the section entitled “Sub-Advisers – Large Growth Fund:”
Jennison Associates LLC (“Jennison”). Jennison has provided investment advisory services since 1969. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.
Michael A. Del Balso, Spiros Segalas and Blair A. Boyer are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.
Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.
Spiros “Sig” Seglas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.
Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. He received a M.B.A. in finance from New York University in 1989.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
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Transamerica Partners Mid Value
Transamerica Partners Institutional Mid Value
Effective on or about September 16, 2009, TAM will terminate its Investment Sub-Advisory Agreements with LSV Asset Management and RiverSource Investments, LLC with respect to the Transamerica Partners Mid Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Mid Value and Transamerica Partners Institutional Mid Value are invested, and will enter into a new Investment Sub-Advisory Agreement with J.P. Morgan Investment Management, Inc. (“JPMorgan”). Cramer, Rosenthal, McGlynn, LLC will continue to serve as sub-adviser to the Transamerica Partners Mid Value Portfolio.
The following supplements information in the prospectuses under the section entitled “Sub-Advisers – Mid Value Fund:”
J.P. Morgan Investment Management, Inc. (“JPMorgan”). The principal business address of JPMorgan is 245 Park Avenue, New York, New York 10167.
Jonathan K.L. Simon, Lawrence Playford, CFA and Gloria Fu, CFA are responsible for the day-to-day management of the Transamerica Partners Mid Value Portfolio on behalf of JPMorgan.
Jonathan K.L. Simon, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming’s U.S. asset management operations from 1990 until 2000. Mr. Simon holds an M.A. in mathematics from Oxford University.
Lawrence Playford, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Mr. Playford’s analytical coverage includes the energy, materials, industrials and utilities sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, he served as a client portfolio manager working directly with the U.S. Equity Group’s investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm’s finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.
Gloria Fu, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Her analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.
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Transamerica Partners Small Value
Transamerica Partners Institutional Small Value
Effective on or about September 16, 2009, TAM will terminate its Investment Sub-Advisory Agreement with OFI Institutional Asset Management, Inc. with respect to the Transamerica Partners Small Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value are invested. Mesirow Financial Investment Management, Inc. will continue to serve as sub-adviser to the Transamerica Partners Small Value Portfolio.
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Investors should retain this Supplement for future reference.

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